EXHIBIT 23.3


                     CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Cornerstone Propane Partners, L.P. of our report dated August 8, 1997 relating to the financial statements of CGI Holdings, Inc., which appears in Cornerstone Propane Partners, L.P.'s Annual Report on Form 10-K for the year ended
   June 30, 1997.





                                      PRICE WATERHOUSE LLP


   San Francisco, California
   November 19, 1997